ING VARIABLE PORTFOLIOS, INC.

ING Australia Index Portfolio (“Portfolio”)

Supplement dated June 20, 2012

to the Portfolio’s Class I Prospectus dated April 30, 2012

Effective immediately, the following is added to the table in the section entitled “Financial Highlights” of the Portfolio’s Class I Prospectus:

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Australia Index Portfolio
Class I
03-02-11(5) – 12-31-11	10.00	0.31	—	(1.55)	(1.24)	-	-	-	-	-	8.76	(12.40)	0.82	0.47	0.47	3.83	189,709	22

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE